SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 14, 2003

BANK OF AMERICA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

1-6523

(Commission File Number)

56-0906609

(IRS Employer Identification No.)

100 North Tryon Street

Charlotte, North Carolina

(Address of principal executive offices)

28255

(Zip Code)

(704) 386-8486

(Registrant’s telephone number, including area code)

ITEM 5.    OTHER EVENTS.

On April 14, 2003, Bank of America Corporation (the “Registrant”) announced financial results for the first quarter ended March 31, 2003, reporting earnings of $2.42 billion and diluted earnings per common share of $1.59. A copy of the press release announcing the Registrant’s results for the first quarter ended March 31, 2003 is attached hereto as Exhibit 99.1 and incorporated by reference herein. The press release includes information regarding interest income on a taxable equivalent basis or FTE. FTE is a non-GAAP performance measure used by management in operating the business which management believes provides investors with a more accurate picture of the interest margin for comparative purposes.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press Release dated April 14, 2003 with respect to the Registrant’s financial results for the first quarter ended March 31, 2003

99.2	Supplemental Information prepared for use on March 31, 2003 in connection with financial results for the first quarter ended March 31, 2003

ITEM 9.    REGULATION FD DISCLOSURE.

The information included in this section is intended to be included under “Item 12. Disclosure of Results of Operations and Financial Condition” and is included under this Item 9 in accordance with SEC Release No. 33-8216.

On April 14, 2003, the Registrant held an investor conference and webcast to disclose financial results for the first quarter ended March 31, 2003. The Supplemental Information package for use at this conference is furnished herewith as Exhibit 99.2 and incorporated by reference in Item 9. All information in the Supplemental Information is presented as of March 31, 2003, and the Registrant does not assume any obligation to correct or update said information in the future.

The information in the preceding paragraph, as well as Exhibit 99.2 referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

On April 14, 2003, the Registrant announced financial results for the first quarter ended March 31, 2003, reporting earnings of $2.42 billion and diluted earnings per common share of $1.59. A copy of the press release announcing the Registrant’s results for the first quarter ended March 31, 2003 is attached hereto as Exhibit 99.1 and incorporated by reference herein. The press release includes information regarding interest income on a taxable equivalent basis or FTE. FTE is a non-GAAP performance measure used by management in operating the business which management believes provides investors with a more accurate picture of the interest margin for comparative purposes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ MARC D. OKEN
Marc D. Oken Executive Vice President and Principal Financial Executive

Dated: April 14, 2003

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press Release dated April 14, 2003 with respect to the Registrant’s financial results for the first quarter ended March 31, 2003

99.2	Supplemental Information prepared for use on April 14, 2003 in connection with financial results for the first quarter ended March 31, 2003.